Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved.

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Mike Salop Senior Vice President, Investor Relations 2

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Safe Harbor This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward- looking statements. Words such as "expects," "intends," "anticipates," "believes," "estimates," "guides," "provides guidance," "provides outlook" and other similar expressions or future or conditional verbs such as "may," "will," "should," "would," "could," and "might" are intended to identify such forward-looking statements. Readers of this presentation of The Western Union Company (the "Company," "Western Union," "we," "our" or "us") should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the "Risk Factors" section and throughout the Annual Report on Form 10-K for the year ended December 31, 2016. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement. Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: (i) events related to our business and industry, such as: changes in general economic conditions and economic conditions in the regions and industries in which we operate, including global economic and trade downturns, or significantly slower growth or declines in the money transfer, payment service, and other markets in which we operate, including downturns or declines related to interruptions in migration patterns, or non- performance by our banks, lenders, insurers, or other financial services providers; failure to compete effectively in the money transfer and payment service industry, including among other things, with respect to price, with global and niche or corridor money transfer providers, banks and other money transfer and payment service providers, including electronic, mobile and Internet-based services, card associations, and card-based payment providers, and with digital currencies and related protocols, and other innovations in technology and business models; political conditions and related actions in the United States and abroad which may adversely affect our business and economic conditions as a whole, including interruptions of United States or other government relations with countries in which we have or are implementing significant business relationships with agents or clients; deterioration in customer confidence in our business, or in money transfer and payment service providers generally; our ability to adopt new technology and develop and gain market acceptance of new and enhanced services in response to changing industry and consumer needs or trends; changes in, and failure to manage effectively, exposure to foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; any material breach of security, including cybersecurity, or safeguards of or interruptions in any of our systems or those of our vendors or other third parties; cessation of or defects in various services provided to us by third- party vendors; mergers, acquisitions and integration of acquired businesses and technologies into our Company, and the failure to realize anticipated financial benefits from these acquisitions, and events requiring us to write down our goodwill; failure to manage credit and fraud risks presented by our agents, clients and consumers; failure to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place, including due to increased costs or loss of business as a result of increased compliance requirements or difficulty for us, our agents or their subagents in establishing or maintaining relationships with banks needed to conduct our services; decisions to change our business mix; changes in tax laws, or their interpretation, and unfavorable resolution of tax contingencies; adverse rating actions by credit rating agencies; our ability to realize the anticipated benefits from business transformation, productivity and cost-savings, and other related initiatives, which may include decisions to downsize or to transition operating activities from one location to another, and to minimize any disruptions in our workforce that may result from those initiatives; our ability to protect our brands and our other intellectual property rights and to defend ourselves against potential intellectual property infringement claims; our ability to attract and retain qualified key employees and to manage our workforce successfully; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; (ii) events related to our regulatory and litigation environment, such as: liabilities or loss of business resulting from a failure by us, our agents or their subagents to comply with laws and regulations and regulatory or judicial interpretations thereof, including laws and regulations designed to protect consumers, or detect and prevent money laundering, terrorist financing, fraud and other illicit activity; increased costs or loss of business due to regulatory initiatives and changes in laws, regulations and industry practices and standards, including changes in interpretations in the United States, the European Union and globally, affecting us, our agents or their subagents, or the banks with which we or our agents maintain bank accounts needed to provide our services, including related to anti-money laundering regulations, anti-fraud measures, our licensing arrangements, customer due diligence, agent and subagent due diligence, registration and monitoring requirements, consumer protection requirements, remittances, and immigration; liabilities, increased costs or loss of business and unanticipated developments resulting from governmental investigations and consent agreements with or enforcement actions by regulators, including those associated with the Joint Settlement Agreements and the State Regulator Matter; the impact on our business from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”), as well as regulations issued pursuant to it and the actions of the Consumer Financial Protection Bureau and similar legislation and regulations enacted by other governmental authorities related to consumer protection; liabilities resulting from litigation, including class-action lawsuits and similar matters, and regulatory actions, including costs, expenses, settlements and judgments; failure to comply with regulations and evolving industry standards regarding consumer privacy and data use and security; effects of unclaimed property laws or their interpretation or the enforcement thereof; failure to maintain sufficient amounts or types of regulatory capital or other restrictions on the use of our working capital to meet the changing requirements of our regulators worldwide; changes in accounting standards, rules and interpretations or industry standards affecting our business; and (iii) other events, such as: adverse tax consequences from our spin-off from First Data Corporation; catastrophic events; and management's ability to identify and manage these and other risks. 3

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Hikmet Ersek President & Chief Executive Officer 4

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Solid performance in the third quarter • GAAP revenues increased 2%, or 3% on a constant currency basis* • Strong growth from digital in consumer money transfer and from Speedpay U.S. electronic bill payments • Westernunion.com revenues increased 23% Overview 5 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. EPS outlook increased for the year

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Long-term strategic plans • Digital expansion in money transfer • Optimization of retail money transfer business • Expansion of payments based businesses, including Business Solutions and U.S. electronic bill payments • Drive operating efficiencies • WU Way expected savings increasing to $50 million in 2018 Overview 6

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Raj Agrawal Executive Vice President & Chief Financial Officer 7

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved.  Consolidated revenues of $1.4 billion increased 2% compared to the prior year period, or 3% constant currency* *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Revenue 8

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved.  79% of Company revenue  Revenue increased 1% on both a reported and constant currency basis*  Total transactions increased 2%  Cross-border principal increased 4%, or 2% constant currency* *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Consumer-to-Consumer Q3 9

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Regions Revenue Growth/ Decline Constant Currency Rev. Growth/ Decline* Transaction Growth/ Decline % of C2C Revenue North America 1% 1% 2% 36% Europe and CIS 2% 1% 7% 31% MEASA -8% -8% -11% 16% APAC -1% 1% 0% 8% LACA 19% 22% 17% 9% Total C2C 1% 1% 2% 100% Included in C2C regions above: westernunion.com 23% 23% 24% 10% Q3 2017 Consumer-to-Consumer *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. 10

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved.  Business Solutions (B2B)  7% of Company revenue  Revenue increased 2%, or 1% constant currency*  Other (primarily bill payments businesses in the U.S. & Argentina)  14% of Company revenue  Revenue increased 9%, or 13% constant currency* *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Business Solutions and Other Q3 11

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Operating Margin Q3  Operating margin • Decreased primarily due to higher incentive compensation expense and increased marketing spend • Adjusted margin in the current quarter excludes $10 million of WU Way expenses and $8 million related to an accrual for estimated costs of an independent auditor, which was required by the Joint Settlement Agreements • Adjusted margin in the prior year quarter excludes $5 million of WU Way expenses and $15 million of accruals related to the Joint Settlement Agreements *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Expenses related to the Joint Settlement Agreements (as defined below), WU Way related expenses, and the impact of the accrual related to the State Regulator Matter (as defined below) are not included in the operating segment results. 12 20.2% 19.3% 21.7% 20.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q3 2016 Q3 2017 Q3 2016 Q3 2017 Adjusted GAAP * * Adjusted GAAP

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. C2C Operating Margin Q3 13  Operating margin • Decreased primarily due to higher incentive compensation related expense and increased marketing spend 25.1% 23.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% Q3 2016 Q3 2017

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved.  Operating Margin  Operating margin was 9.1% in the current period compared to 4.0% in the prior year period, driven by operating expense efficiencies and lower depreciation and amortization, which were partially offset by higher technology expense  Depreciation and amortization of approximately $11 million, compared to $13 million in the prior year period  EBITDA* margin of 19.7% compared to 17.5% in the prior year period *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. B2B Operating Margin Q3 14

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved.  Operating margin • Improvement was driven by revenue growth and technology efficiencies, partially offset by higher incentive compensation related expense and higher bank fees in the U.S. electronic bill payments business Other Operating Margin Q3 (Primarily consists of bill payments businesses in the U.S. & Argentina) 15 10.1% 10.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Q3 2016 Q3 2017

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. YTD September 30, 2017 Cash Flow from Operations $423 million Capital Expenditures $122 million Stock Repurchases $475 million Dividends Paid $245 million Cash Balance, September 30, 2017 $1.0 billion Debt Outstanding, September 30, 2017 $3.5 billion Financial Strength 16

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved.  Revenue • Low single digit increase in both GAAP and constant currency revenue* (previously flat to low single digit increase for GAAP revenue)  Operating Profit Margin • GAAP operating margin of approximately 17% and adjusted operating margin of approximately 20%*  Earnings per Share • GAAP EPS in a range of $1.50 to $1.60 (previously $1.46 to $1.56) and adjusted EPS in a range of $1.75 to $1.85 (previously $1.70 to $1.80)*  Cash Flow • GAAP Cash flow from operating activities of approximately $600 million. This includes outflows of approximately $600 million related to the Joint Settlement Agreements and WU Way related spending, net of estimated associated tax benefits. 2017 Outlook 17 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Questions & Answers 18

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Third Quarter 2017 Earnings Webcast & Conference Call Appendix 19

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Western Union's management believes the non-GAAP financial measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP financial measures include revenue change constant currency adjusted; operating margin, excluding State Regulator Matter (as defined in the notes below), Joint Settlement Agreements (as defined in the notes below) and WU Way business transformation expenses; EBITDA margin; adjusted EBITDA margin, excluding State Regulator Matter, Joint Settlement Agreements and WU Way business transformation expenses; diluted EPS, excluding State Regulator Matter, Joint Settlement Agreements and WU Way business transformation expenses; effective tax rate, excluding State Regulator Matter, Joint Settlement Agreements and WU Way business transformation expenses; Consumer-to-Consumer segment revenue change, constant currency adjusted; Consumer-to-Consumer segment principal per transaction change, constant currency adjusted; Consumer- to-Consumer segment cross-border principal change, constant currency adjusted; Consumer-to-Consumer segment region and westernunion.com revenue change, constant currency adjusted; Business Solutions segment revenue change, constant currency adjusted; Business Solutions segment EBITDA margin; Other revenue change, constant currency adjusted; operating margin outlook, excluding State Regulator Matter, Joint Settlement Agreements, and WU Way business transformation expenses; earnings per share outlook, excluding State Regulator Matter, Joint Settlement Agreements, and WU Way business transformation expenses; effective tax rate outlook, excluding State Regulator Matter, Joint Settlement Agreements, and WU Way business transformation expenses; and cash flow from operating activities outlook, excluding payments for Joint Settlement Agreements and WU Way business transformation, net of estimated tax benefits. Although the expenses related to the WU Way are specific to that initiative, the types of expenses related to the WU Way initiative are similar to expenses that the Company has previously incurred and can reasonably be expected to incur in the future. Constant currency results assume foreign revenues are translated from foreign currencies to the U.S. dollar, net of the effect of foreign currency hedges, at rates consistent with those in the prior year. A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non- GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is included below. All adjusted year-over-year changes were calculated using prior year amounts, which have been adjusted for changes in our reporting segments and geographic regions, as described in our earnings press release. Amounts included below are in millions, unless indicated otherwise. Non-GAAP Measures 20

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Western Union Confidential |©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 21 3Q16 4Q16 FY2016 1Q17 2Q17 3Q17 YTD 2017 Consolidated Metrics Revenues, as reported (GAAP) $ 1,377.8 $ 1,371.7 $ 5,422.9 $ 1,302.4 $ 1,378.9 $ 1,404.7 $ 4,086.0 Foreign currency translation impact (a) 52.1 58.7 217.1 30.1 29.0 7.7 66.8 Revenues, constant currency adjusted $ 1,429.9 $ 1,430.4 $ 5,640.0 $ 1,332.5 $ 1,407.9 $ 1,412.4 $ 4,152.8 Prior year revenues, as reported (GAAP) $ 1,399.2 $ 1,380.0 $ 5,483.7 $ 1,297.7 $ 1,375.7 $ 1,377.8 $ 4,051.2 Revenue change, as reported (GAAP) (2)% (1)% (1)% 0% 0% 2% 1 % Revenue change, constant currency adjusted 2% 4% 3% 3% 2% 3% 3 % Operating income/(loss), as reported (GAAP) $ 278.3 $ (313.5) $ 483.7 $ 239.5 $ 214.8 $ 271.6 $ 725.9 Foreign currency translation impact (a) 21.9 28.0 90.2 15.0 6.8 8.9 30.7 State Regulator Matter (b) N/A N/A N/A N/A 49.0 — 49.0 Joint Settlement Agreements (c) 15.0 571.0 601.0 N/A N/A 8.0 8.0 WU Way business transformation expenses (d) 5.0 13.2 20.3 14.3 35.0 9.9 59.2 Operating income, constant currency adjusted, excluding State Regulator Matter, Joint Settlement Agreements and WU Way business transformation expenses $ 320.2 $ 298.7 $ 1,195.2 $ 268.8 $ 305.6 $ 298.4 $ 872.8 Prior year operating income, excluding Joint Settlement Agreements, WU Way business transformation expenses, and 2015 Paymap Settlement Agreement (e) $ 304.5 $ 281.8 $ 1,144.7 $ 258.6 $ 277.4 $ 298.3 $ 834.3 Operating income change, as reported (GAAP) (9)% (211)% (56)% (7)% (18)% (2)% (9)% Operating income change, constant currency adjusted, excluding State Regulator Matter, Joint Settlement Agreements, WU Way business transformation expenses, and 2015 Paymap Settlement Agreement 5% 6% 4% 4% 10% 0% 5 % Operating income/(loss), as reported (GAAP) $ 278.3 $ (313.5) $ 483.7 $ 239.5 $ 214.8 $ 271.6 $ 725.9 State Regulator Matter (b) N/A N/A N/A N/A 49.0 — 49.0 Joint Settlement Agreements (c) 15.0 571.0 601.0 N/A N/A 8.0 8.0 WU Way business transformation expenses (d) 5.0 13.2 20.3 14.3 35.0 9.9 59.2 Operating income, excluding State Regulator Matter, Joint Settlement Agreements and WU Way business transformation expenses $ 298.3 $ 270.7 $ 1,105.0 $ 253.8 $ 298.8 $ 289.5 $ 842.1 Operating margin, as reported (GAAP) 20.2% (22.9)% 8.9% 18.4% 15.6% 19.3% 17.8 % Operating margin, excluding State Regulator Matter, Joint Settlement Agreements and WU Way business transformation expenses 21.7% 19.7% 20.4% 19.5% 21.7% 20.6% 20.6%

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Western Union Confidential |©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 22 3Q16 4Q16 FY2016 1Q17 2Q17 3Q17 YTD 2017 Consolidated Metrics (cont.) Operating income/(loss), as reported (GAAP) $ 278.3 $ (313.5) $ 483.7 $ 239.5 $ 214.8 $ 271.6 $ 725.9 Reversal of depreciation and amortization 66.4 65.3 263.2 66.4 65.2 65.5 197.1 EBITDA (f) $ 344.7 $ (248.2) $ 746.9 $ 305.9 $ 280.0 $ 337.1 $ 923.0 State Regulator Matter (b) N/A N/A N/A N/A 49.0 — 49.0 Joint Settlement Agreements (c) 15.0 571.0 601.0 N/A N/A 8.0 8.0 WU Way business transformation expenses (d) 5.0 13.2 20.3 14.3 35.0 9.9 59.2 Adjusted EBITDA, excluding State Regulator Matter, Joint Settlement Agreements and WU Way business transformation expenses $ 364.7 $ 336.0 $ 1,368.2 $ 320.2 $ 364.0 $ 355.0 $ 1,039.2 Operating margin, as reported (GAAP) 20.2% (22.9)% 8.9% 18.4% 15.6% 19.3% 17.8 % EBITDA margin 25.0% (18.1)% 13.8% 23.5% 20.3% 24.0% 22.6 % Adjusted EBITDA margin, excluding State Regulator Matter, Joint Settlement Agreements and WU Way business transformation expenses 26.5% 24.5% 25.2% 24.6% 26.4% 25.3% 25.4 % Net income/(loss), as reported (GAAP) $ 216.9 $ (355.0) $ 253.2 $ 161.7 $ 166.5 $ 235.6 $ 563.8 State Matter Regulator (b) N/A N/A N/A N/A 49.0 — 49.0 Joint Settlement Agreements (c) 15.0 571.0 601.0 N/A N/A 8.0 8.0 WU Way business transformation expenses (d) 5.0 13.2 20.3 14.3 35.0 9.9 59.2 Income tax benefit from State Regulator Matter (b) N/A N/A N/A N/A — — — Income tax expense/(benefit) from Joint Settlement Agreements (c) (5.5) 5.5 (5.4) N/A N/A (2.9) (2.9) Income tax benefit from WU Way business transformation expenses (d) (1.8) (4.8) (7.4) (5.0) (12.3) (2.7) (20.0) State Regulator Matter, Joint Settlement Agreements and WU Way business transformation expenses, net of income tax expense/(benefit) 12.7 584.9 608.5 9.3 71.7 12.3 93.3 Net income, excluding State Regulator Matter, Joint Settlement Agreements and WU Way business transformation expenses, net of income tax expense/(benefit) $ 229.6 $ 229.9 $ 861.7 $ 171.0 $ 238.2 $ 247.9 $ 657.1

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Western Union Confidential |©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 23 3Q16 4Q16 FY2016 1Q17 2Q17 3Q17 YTD 2017 Consolidated Metrics (cont.) Diluted earnings/(loss) per share ("EPS"), as reported (GAAP) ($ - dollars) $ 0.44 $ (0.73) $ 0.51 $ 0.33 $ 0.35 $ 0.51 $ 1.19 EPS impact as a result of State Regulator Matter ($ - dollars) (b) N/A N/A N/A N/A $ 0.10 $ — $ 0.10 EPS impact as a result of Joint Settlement Agreements ($ - dollars) (c) $ 0.03 $ 1.17 $ 1.22 N/A N/A $ 0.02 $ 0.02 EPS impact as a result of WU Way business transformation expenses ($ - dollars) (d) $ 0.01 $ 0.03 $ 0.04 $ 0.03 $ 0.07 $ 0.02 $ 0.13 EPS impact from income tax benefit from State Regulator Matter ($ - dollars) (b) N/A N/A N/A N/A $ — $ — $ — EPS impact from income tax expense/(benefit) from Joint Settlement Agreements ($ - dollars) (c) $ (0.01) $ 0.01 $ (0.01) N/A N/A $ (0.01) $ (0.01) EPS impact from income tax benefit from WU Way business transformation expenses ($ - dollars) (d) $ — $ (0.01) $ (0.01) $ (0.01) $ (0.02) $ (0.01) $ (0.04) EPS impact as a result of State Regulator Matter, Joint Settlement Agreements and WU Way business transformation expenses, net of income tax expense/(benefit) ($ - dollars) $ 0.03 $ 1.20 $ 1.24 $ 0.02 $ 0.15 $ 0.02 $ 0.20 Diluted EPS, excluding State Regulator Matter, Joint Settlement Agreements and WU Way business transformation expenses ($ - dollars) $ 0.47 $ 0.47 $ 1.75 $ 0.35 $ 0.50 $ 0.53 $ 1.39 Diluted weighted-average shares outstanding 490.3 483.6 493.5 483.4 472.0 465.4 473.6 Effective tax rate, as reported (GAAP) 9.6% (4.9)% 25.9% 24.1% 9.7% 1.5% 11.4 % Impact from State Regulator Matter (b) N/A N/A N/A N/A (2.0)% 0.0% (0.8)% Impact from Joint Settlement Agreements (c) 1.6% 9.7% (15.9)% N/A N/A 1.1% 0.3 % Impact from WU Way business transformation expenses (d) 0.5% 1.7% 0.5% 0.7% 3.5% 1.0% 1.8 % Effective tax rate, excluding State Regulator Matter, Joint Settlement Agreements and WU Way business transformation expenses 11.7% 6.5% 10.5% 24.8% 11.2% 3.6% 12.7%

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Western Union Confidential |©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 24 3Q16 4Q16 FY2016 1Q17 2Q17 3Q17 YTD 2017 Consumer-to-Consumer Segment Revenues, as reported (GAAP) $ 1,098.9 $ 1,092.5 $ 4,304.6 $ 1,015.0 $ 1,087.3 $ 1,107.7 $ 3,210.0 Foreign currency translation impact (a) 25.3 33.4 112.2 24.1 20.8 1.8 46.7 Revenues, constant currency adjusted $ 1,124.2 $ 1,125.9 $ 4,416.8 $ 1,039.1 $ 1,108.1 $ 1,109.5 $ 3,256.7 Prior year revenues, as reported (GAAP) $ 1,112.9 $ 1,091.2 $ 4,343.9 $ 1,017.4 $ 1,095.8 $ 1,098.9 $ 3,212.1 Revenue change, as reported (GAAP) (1)% 0% (1)% 0% (1)% 1% 0 % Revenue change, constant currency adjusted 1% 3% 2% 2% 1% 1% 1 % Principal per transaction, as reported ($ - dollars) $ 300 $ 292 $ 298 $ 292 $ 293 $ 302 $ 296 Foreign currency translation impact ($ - dollars) (a) 3 4 4 3 3 (2) 1 Principal per transaction, constant currency adjusted ($ - dollars) $ 303 $ 296 $ 302 $ 295 $ 296 $ 300 $ 297 Prior year principal per transaction, as reported ($ - dollars) $ 315 $ 303 $ 312 $ 299 $ 301 $ 300 $ 300 Principal per transaction change, as reported (5)% (3)% (5)% (2)% (3)% 1% (1)% Principal per transaction change, constant currency adjusted (4)% (2)% (3)% (1)% (2)% 0% (1)% Cross-border principal, as reported ($ - billions) $ 18.4 $ 18.3 $ 72.5 $ 17.3 $ 18.7 $ 19.0 $ 55.0 Foreign currency translation impact ($ - billions) (a) 0.2 0.2 1.0 0.2 0.2 (0.2) 0.2 Cross-border principal, constant currency adjusted ($ - billions) $ 18.6 $ 18.5 $ 73.5 $ 17.5 $ 18.9 $ 18.8 $ 55.2 Prior year cross-border principal, as reported ($ - billions) $ 18.9 $ 18.4 $ 73.6 $ 17.3 $ 18.5 $ 18.4 $ 54.2 Cross-border principal change, as reported (3)% (1)% (2)% 1% 1% 4% 2 % Cross-border principal change, constant currency adjusted (2)% 1% 0% 2% 2% 2% 2%

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Western Union Confidential |©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 25 3Q16 4Q16 FY2016 1Q17 2Q17 3Q17 YTD 2017 Consumer-to-Consumer Segment (cont.) NA region revenue change, as reported (GAAP) 7% 8% 6% 3% 3% 1% 2 % NA region foreign currency translation impact (a) 0% 0% 1% 1% 0% 0% 1 % NA region revenue change, constant currency adjusted 7% 8% 7% 4% 3% 1% 3 % EU & CIS region revenue change, as reported (GAAP) (2)% (2)% (2)% (1)% (2)% 2% 0 % EU & CIS region foreign currency translation impact (a) 4% 6% 3% 5% 4% (1)% 2 % EU & CIS region revenue change, constant currency adjusted 2% 4% 1% 4% 2% 1% 2 % MEASA region revenue change, as reported (GAAP) (16)% (14)% (10)% (13)% (12)% (8)% (11)% MEASA region foreign currency translation impact (a) 2% 2% 2% 3% 1% 0% 1 % MEASA region revenue change, constant currency adjusted (14)% (12)% (8)% (10)% (11)% (8)% (10)% APAC region revenue change, as reported (GAAP) 2% (2)% (2)% (2)% (4)% (1)% (3)% APAC region foreign currency translation impact (a) 0% 1% 2% 1% 2% 2% 2 % APAC region revenue change, constant currency adjusted 2% (1)% 0% (1)% (2)% 1% (1)% LACA region revenue change, as reported (GAAP) 0% 11% (3)% 26% 21% 19% 22 % LACA region foreign currency translation impact (a) 9% 9% 10% (1)% 1% 3% 1 % LACA region revenue change, constant currency adjusted 9% 20% 7% 25% 22% 22% 23 % westernunion.com revenue change, as reported (GAAP) 26% 27% 22% 26% 21% 23% 23 % westernunion.com foreign currency translation impact (a) 2% 3% 2% 2% 2% 0% 1 % westernunion.com revenue change, constant currency adjusted 28% 30% 24% 28% 23% 23% 24%

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Western Union Confidential |©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 26 3Q16 4Q16 FY2016 1Q17 2Q17 3Q17 YTD 2017 Business Solutions Segment Revenues, as reported (GAAP) $ 97.2 $ 98.8 $ 396.0 $ 93.6 $ 96.6 $ 99.4 $ 289.6 Foreign currency translation impact (a) 3.5 3.9 15.0 2.8 3.2 (1.2) 4.8 Revenues, constant currency adjusted $ 100.7 $ 102.7 $ 411.0 $ 96.4 $ 99.8 $ 98.2 $ 294.4 Prior year revenues, as reported (GAAP) $ 101.2 $ 101.9 $ 398.7 $ 99.2 $ 100.8 $ 97.2 $ 297.2 Revenue change, as reported (GAAP) (4)% (3)% (1)% (6)% (4)% 2% (3)% Revenue change, constant currency adjusted 0% 1% 3% (3)% (1)% 1% (1)% Operating income, as reported (GAAP) $ 3.9 $ 9.6 $ 21.1 $ 2.3 $ 5.3 $ 9.0 $ 16.6 Reversal of depreciation and amortization 13.2 11.9 50.8 10.6 10.6 10.6 31.8 EBITDA (f) $ 17.1 $ 21.5 $ 71.9 $ 12.9 $ 15.9 $ 19.6 $ 48.4 Operating income margin, as reported (GAAP) 4.0% 9.7% 5.3% 2.5% 5.5% 9.1% 5.7 % EBITDA margin 17.5% 21.8% 18.1% 13.7% 16.6% 19.7% 16.7 % Other (primarily bill payments businesses in United States and Argentina) Revenues, as reported (GAAP) $ 181.7 $ 180.4 $ 722.3 $ 193.8 $ 195.0 $ 197.6 $ 586.4 Foreign currency translation impact (a) 23.2 21.6 89.9 3.2 5.0 7.1 15.3 Revenues, constant currency adjusted $ 204.9 $ 202.0 $ 812.2 $ 197.0 $ 200.0 $ 204.7 $ 601.7 Prior year revenues, as reported (GAAP) $ 185.1 $ 186.9 $ 741.1 $ 181.1 $ 179.1 $ 181.7 $ 541.9 Revenue change, as reported (GAAP) (2)% (4)% (3)% 7% 9% 9% 8 % Revenue change, constant currency adjusted 11% 8% 10% 9% 12% 13% 11%

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Western Union Confidential |©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 27 2017 Consolidated Outlook Metrics Operating margin (GAAP) 17 % State Regulator Matter (b) 1 % Joint Settlement Agreements (c) 0 % WU Way business transformation expenses (d) 2 % Operating margin, excluding State Regulator Matter, Joint Settlement Agreements, and WU Way business transformation expenses 20 % Range Earnings per share (GAAP) ($ - dollars) $ 1.50 $ 1.60 State Regulator Matter ($ - dollars) (b) 0.10 0.10 Joint Settlement Agreements ($ - dollars) (c) 0.01 0.01 WU Way business transformation expenses ($ - dollars) (d) 0.14 0.14 Earnings per share, excluding State Regulator Matter, Joint Settlement Agreements, and WU Way business transformation expenses ($ - dollars) $ 1.75 $ 1.85 Range Effective tax rate (GAAP) 10% 11 % Impact from State Regulator Matter (b) (1)% (1)% Joint Settlement Agreements (c) 0% 0 % Impact from WU Way business transformation expenses (d) 3% 3 % Effective tax rate, excluding State Regulator Matter, Joint Settlement Agreements, and WU Way business transformation expenses 12% 13% ($ - billions) Cash flow from operating activities (GAAP) $ 0.6 Joint Settlement Agreements payments (c) 0.6 WU Way business transformation payments (d) 0.0 Estimated income tax benefit from Joint Settlement Agreements payments* (c) 0.0 Estimated income tax benefit from WU Way business transformation payments* (d) 0.0 Cash flow from operating activities, excluding payments for Joint Settlement Agreements and WU Way business transformation, net of estimated tax benefits $ 1.2 * Related tax benefits associated with these payments are immaterial at the level of precision presented.

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Western Union Confidential |©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 28 Non-GAAP related notes: (a) Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate. We believe that this measure provides management and investors with information about operating results and trends that eliminates currency volatility and provides greater clarity regarding, and increases the comparability of, our underlying results and trends. (b) Represents the impact from an accrual related to a potential resolution with the New York State Department of Financial Services ("NYDFS") related to matters identified as part of the Joint Settlement Agreements (referred to above as the "State Regulator Matter"). Discussions with the NYDFS are ongoing, and there can be no assurance that we will reach an agreement with the NYDFS. The discussions could result in additional future accruals to reach a settlement agreement with the NYDFS. Additionally, if this matter is not settled and proceeds to civil litigation, the NYDFS would seek to impose fines, damages, or other regulatory consequences. Resolution of this matter could have a material adverse effect on our business, financial condition, results of operations and cash flow. These expenses have been excluded from segment operating income, as these expenses are excluded from the measurement of segment operating income provided to the chief operating decision maker for purposes of assessing segment performance and decision making with respect to resource allocation. We believe that, by excluding the effects of significant charges associated with the potential settlement of legal matters that can impact operating trends, management and investors are provided with a measure that increases the comparability of our underlying operating results. (c) Represents the impact from the settlement agreements related to (1) a Deferred Prosecution Agreement with the United States Department of Justice, and the United States Attorney’s Offices for the Eastern and Middle Districts of Pennsylvania, the Central District of California, and the Southern District of Florida, (2) a Stipulated Order for Permanent Injunction and Final Judgment with the United States Federal Trade Commission ("FTC"), (3) a Consent to the Assessment of Civil Money Penalty with the Financial Crimes Enforcement Network of the United States Department of Treasury (referred to above, collectively, as the “Joint Settlement Agreements”), to resolve the respective investigations of those agencies, as described in our Form 8-K filed with the Securities and Exchange Commission on January 20, 2017, and related matters. Amounts related to these matters were recognized in the second, third, and fourth quarters of 2016 and the full year 2016 results. Additionally, in the third quarter of 2017, we recorded an additional accrual in the amount of $8 million related to an independent compliance auditor, pursuant to the terms of the Joint Settlement Agreements. These expenses have been excluded from our segment operating income, as these expenses are excluded from the measurement of segment operating income provided to the chief operating decision maker for purposes of assessing segment performance and decision making with respect to resource allocation. Additionally, income tax benefit was adjusted in the fourth quarter of 2016 to reflect the revised determination, based on final agreement terms. We believe that, by excluding the effects of significant charges associated with the settlement of litigation that can impact operating trends, management and investors are provided with a measure that increases the comparability of our underlying operating results. (d) Represents the expenses incurred to transform our operating model, focusing on technology transformation, network productivity, customer and agent process optimization, and organizational redesign to better drive efficiencies and growth initiatives (“WU Way business transformation expenses”). Amounts related to the WU Way business transformation expenses were recognized beginning in the second quarter of 2016, and each subsequent quarter. These expenses have been excluded from our segment operating income, as these expenses are excluded from the measurement of segment operating income provided to the chief operating decision maker for purposes of assessing segment performance and decision making with respect to resource allocation. We believe that, by excluding the effects of significant charges associated with the transformation of our operating model that can impact operating trends, management and investors are provided with a measure that increases the comparability of our other underlying operating results. Although the expenses related to the WU Way are specific to that initiative, the types of expenses related to the WU Way initiative are similar to expenses that the Company has previously incurred and can reasonably be expected to incur in the future. (e) Represents the impact from a settlement agreement reached with the Consumer Financial Protection Bureau regarding the Equity Accelerator service of Paymap, Inc., a subsidiary of the Company (the "Paymap Settlement Agreement"), included in full year 2015 results. We believe that, by excluding the effects of significant charges associated with the settlement of litigation that can impact operating trends, management and investors are provided with a measure that increases the comparability of our underlying operating results. See below for reconciliation of prior year operating income, excluding Paymap Settlement Agreement. 3Q15 4Q15 FY2015 Operating income, as reported (GAAP) $ 304.5 $ 281.8 $ 1,109.4 Paymap Settlement Agreement N/A N/A 35.3 Operating income, excluding Paymap Settlement Agreement $ 304.5 $ 281.8 $ 1,144.7 (f) Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") results from taking operating income and adjusting for depreciation and amortization expenses. EBITDA results provide an additional performance measurement calculation which helps neutralize the operating income effect of assets acquired in prior periods.